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                                  EUREKA FUNDS

                       SUPPLEMENT DATED FEBRUARY 10, 1998
            TO THE CLASS A SHARES PROSPECTUS DATED JANUARY 29, 1998


The following paragraph should be included after the last paragraph under the section entitled "Management of the Eureka Funds - Distribution Plan" on page 24:

         The Distributor, at its expense, may provide promotional incentives to dealers in connection with sales of shares of the Eureka Funds. In some instances, compensation or promotional incentives may be offered to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance to dealers in connection with conferences, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families or other invited guests to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more of the Eureka Funds, and other events sponsored by dealers.


                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                   WITH THE PROSPECTUS FOR FUTURE REFERENCE.